----------------------------------

                                                             FTI
                                              ----------------------------------

                                                            FUNDS
                                              ----------------------------------


                                  ANNUAL REPORT
                                 TO SHAREHOLDERS
                                NOVEMBER 30, 1997



                                                        FTI SMALL CAPITALIZATION
                                                                     EQUITY FUND

                                                   FTI INTERNATIONAL EQUITY FUND

                                                     FTI INTERNATIONAL BOND FUND

                              FTI GLOBAL BOND FUND

EDGEWOOD SERVICES, INC.

Federated Investors Tower
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is the distributor of the funds and is a subsidiary of Federated Investors.

Cusip 302927108 SCEF
Cusip 302927207 IEF
Cusip 302927306 IBF
Cusip 302927405 GBF
G01980-01 (1/98)                                [LOGO]

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the second Annual Report to Shareholders for the FTI Funds, which covers each Fund's operation over the fiscal year from December 1, 1996, through November 30, 1997.

This report begins with a commentary by each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. Following the commentary is a set of graphs showing each Fund's total return since inception, followed by a complete list of each Fund's holdings and financial statements.

The following is a Fund-by-Fund performance summary of the 12-month reporting period.

FTI SMALL CAPITALIZATION EQUITY FUND

Managed to pursue a high level of growth through a diversified portfolio of small-company stocks, the Fund's performance improved substantially during the second half of its fiscal year.* As a result, it achieved a total return of 18.96%** as the net asset value increased significantly from $12.08 to $14.37. The Fund's net assets doubled to reach $40.5 million at the end of the reporting period.

FTI INTERNATIONAL EQUITY FUND

Despite an international marketplace that weakened due to well-publicized difficulties in the Asian and Latin American regions, the Fund's portfolio of international stocks registered very strong performance compared to the benchmark index over the year.+ The Fund's total return of 13.01%** was achieved through dividends of $0.20 per share and a net asset value increase of 11%. Net assets more than tripled to reach $40.9 million at the end of the reporting period.

FTI INTERNATIONAL BOND FUND

The Fund's performance over the reporting period reflected an international bond environment that was negatively impacted by a strong U.S. dollar, which held down returns.+ As a result, the Fund's total return of -5.43%** was consistent with the negative total return of the overall international bond market. The Fund's 9% decline in net asset value was tempered by dividends totaling $0.13 per share. At the end of the reporting period, the Fund's net assets totaled $7.3 million.

 * Small-cap stocks have historically experienced greater volatility than average.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI GLOBAL BOND FUND

At the end of the reporting period, this Fund was invested in government and corporate bonds across 13 countries, including the U.S., to pursue total return over the long term.+ As foreign bond returns were negatively impacted by a strong U.S. dollar, the Fund achieved a slightly negative total return of -0.42%**. The Fund's net asset value decline of 7% was tempered by dividends totaling $0.39 per share and capital gains totaling $0.04 per share. Fund net assets totaled $1.4 million on the last day of the reporting period.

Thank you for pursuing your financial goals through the FTI Funds. As we begin a new year, we renew our commitment to keeping you up-to-date on the details of your investment through the highest level of service possible.

Sincerely,

LOGO
President
January 15, 1998

 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW
--------------------------------------------------------------------------------
FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

The FTI Small Capitalization Equity Fund ended the fiscal year with a net asset value ("NAV") per share of $14.37 and net assets of $40.5 million. The investment return for the Fund versus the Russell 2000 Index* and the Russell 2000 Growth Index*, respectively, are shown below. The Fund out-performed its benchmark, the Russell 2000 Growth Index, by 3.9% for the fiscal year ended November 30, 1997. The reasons for the out-performance were a slight overweighting in finance, and underweighting in the semi-conductor area of technology.

                                                                        ANNUALIZED
                                                        FISCAL YEAR       SINCE
                                                        ENDED 11/97     INCEPTION
                                                        ------------    ----------
            FTI SMALL CAPITALIZATION EQUITY FUND            19.0%**        20.5%**
            RUSSELL 2000 INDEX                              23.4%          19.7%
            RUSSELL 2000 GROWTH INDEX                       15.1%          13.5%

               Inception date is December 22, 1995

The management style of the FTI Small Capitalization Equity Fund is a high growth style. The Russell 2000 Growth Index is the most appropriate benchmark for the Fund as this index has a growth bias while the Russell 2000 Index has a slight value bias. We have used both the Russell 2000 and the Russell 2000 Growth Indices in 1997. Going forward, we will use only the Russell 2000 Growth Index as it is the more appropriate index in which to compare the performance of the FTI Small Capitalization Equity Fund.

  * The Russell 2000 Index is an index consisting of approximately 2000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. The Russell 2000 Growth Index is represented by those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 ** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.

--------------------------------------------------------------------------------

NOVEMBER 1997 FISCAL YEAR-END MARKET REVIEW

The first quarter of fiscal year 1997 was a very difficult one. The high growth small capitalization stock class was the worst performing major asset class. All sectors shared in the weakness, with the highest growth, most volatile areas having the greatest declines, i.e. technology, biotech, and services. In dramatic contrast, the second quarter was very strong, with the areas which had been weakest in the first quarter showing the greatest increases. The third quarter continued the strength as the high growth companies were selling at relatively inexpensive prices, with their price-earnings ratios at a large discount to their growth rates. The fourth quarter saw a more general weakness in the domestic stock market fueled by the problems in the Far East. We believe that the small high growth companies, being primarily domestic, should not be as affected by the varied problems engendered by the Far Eastern economic weakness, and in some instances may actually benefit from them.

The outlook for the high growth sector of the small cap market in 1998 appears to be excellent. As can be seen from the charts below, the estimated growth rate for the stocks in the Russell 2000 Growth Index for 1998 (using IBES estimates) is 28.6% while the Index is selling at 18.2X earnings. This compares very favorably with alternate investments domestically such as the Standard & Poors 500 Index ("S&P 500")* which is estimated to have a 14.1% growth rate while selling at 18.1X earnings.

AS OF NOVEMBER 30, 1997:

 MEASUREMENT PERIOD
(FISCAL YEAR COVERED)       P/E       EPS GROWTH
1997                           22.9          31.3
1998                           18.2          28.6

 MEASUREMENT PERIOD
(FISCAL YEAR COVERED)       P/E       EPS GROWTH
1997                           20.5          11.4
1998                           18.1          14.1

SOURCE: IBES Estimates

Small capitalization stocks are more volatile than large capitalization stocks. Past performance is not a guarantee of future results.

* The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.

--------------------------------------------------------------------------------

The chart below shows the relative low cost of the small cap high growth market. This chart compares the Salomon Smith Barney Emerging Growth Index* and the S&P 500 price/earnings ratios on the following years estimated earnings per share. Whenever the Salomon Smith Barney Emerging Growth Index and the S&P 500 price/earnings ratios on one year forward earnings sell close to parity, the small capitalization stocks have had a period of outperformance. We use the Salomon Smith Barney Emerging Growth Index as a proxy for the small capitalization high growth market, and the S&P 500 as a proxy for the domestic large capitalization market.

ATTRACTIVE CURRENT VALUATIONS

Salomon Smith Barney Emerging Growth Index versus the S&P 500. Relative price/earnings ratios. Using estimated earnings per share one year forward.

61                                       2.01
62                                       1.33
63                                       1.11
64                                       1.16
65                                        1.2
66                                       1.27
67                                       1.83
68                                       1.86
69                                       1.71
70                                       1.43
71                                       1.62
72                                       1.99
73                                       1.67
74                                       1.39
75                                       1.25
76                                       1.14
77                                        .94
78                                       1.18
79                                       1.28
80                                       1.37
81                                       1.89
82                                       1.53
83                                       2.11
84                                        1.6
85                                       1.42
86                                       1.26
87                                        1.1
88                                       1.09
89                                       1.12
90                                        .99
91                                        1.2
92                                       1.23
93                                       1.14
94                                       1.35
95                                       1.32
96                                       1.48
97                                       1.23

SOURCE: Smith Barney Emerging Growth Index

* Salomon Smith Barney Emerging Growth Index is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.

--------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY

We continue to have a positive long-term outlook for the small capitalization asset class. The stocks held by the Fund are selling at a reasonable discount to their growth rates. We continue to find plenty of companies that offer excellent long term growth potential. We believe that the current demographics will favorably impact the growth of new money invested in this sector through substantial increases in retirement savings, and greater investment diversity in these savings.

Our strategy is to focus primarily on stock selection as the key to performance. We search for under-researched companies with excellent balance sheets, recurring revenues, franchise value, and strong committed managements that are likely to be paid for their performance in the stock of their company. The Fund is invested broadly across all sectors to diversify risk. We believe that the Fund is advantageously positioned to benefit from the positive forces in the U.S. economy in 1998.

FTI SMALL CAPITALIZATION EQUITY FUND
SECTOR ALLOCATION AS OF NOVEMBER 30, 1997
TOP TEN HOLDINGS

COMPANY NAME                              COMPANY DESCRIPTION                       % OF PORTFOLIO
Sequent Computer Sys. Inc.                Technology                                     1.73%
Executive Risk Inc.                       Insurance                                      1.70
Wilshire Financial Svcs. Group            Finance                                        1.68
Nationwide Financial Svcs. Inc.           Finance                                        1.53
Long Island Bancorp Inc.                  Bank                                           1.53
Incyte Pharmaceuticals Inc.               Drugs                                          1.50
Americredit Corp                          Finance                                        1.38
Caribiner Intl Inc.                       Corporate PR                                   1.37
Industri-Matematik Intl Corp              Technology                                     1.36
Schnitzer Steel Inds Inc.                 Steel Trading                                  1.35

               SECTOR ANALYSIS

INTER. & CAP. GOODS                            6.5
TRANS.                                          .6
FINANCIAL                                     23.3
UTILITIES                                      3.7
ENERGY                                         4.6
DRUG & HEALTH CARE                            12.5
CONSUMER                                      21.4
SCIENCE & TECHNOLOGY                          27.4

FTI SMALL CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1997, compared to the Russell 2000 Index, and the Russell 2000 Growth Index.+


See Appendix A1.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index, and the Russell 2000 Growth Index have been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Index and the Russell 2000 Growth Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indices are unmanaged. The Investment Adviser has elected to change the benchmark of the Fund from the Russell 2000 Index to the Russell 2000 Growth Index. The Russell 2000 Growth Index is more representative of the securities typically held by the Fund.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The FTI International Equity Fund ended the fiscal year with a NAV per share of $12.20 and net assets of $40.9 million. The investment returns for the Fund versus the Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE" Index)* are shown below. The Fund's 13.4% outperformance versus the benchmark over the past fiscal year was attributable to several factors: 1) asset allocation: underweighted holdings in Japan and the Asia Pacific region, overweighted positions in Latin America, 2) stock selection in Japan, France, Ireland, and the U.K., and 3) currency gains from hedging portions of the portfolio's core-European and Japanese yen exposure. (Note: all returns herein refer to MSCI Indices and are in U.S. dollars, unless otherwise noted).

                                                                        ANNUALIZED
                                                         FISCAL YEAR      SINCE
                                                         ENDED 11/97    INCEPTION
                                                         -----------    ----------
            FTI INTERNATIONAL EQUITY FUND                   13.0%**        11.9%**
            MSCI EAFE INDEX (INCL. NET DIVIDENDS)           (0.4%)          3.9%

               Inception date is December 22, 1995

 * MSCI EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. Indexes are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.

--------------------------------------------------------------------------------

NOVEMBER 1997 FISCAL YEAR-END MARKET REVIEW

A decline of 0.4% for the MSCI EAFE Index was hardly the type of performance we were looking for from international equities over the reporting period. However, as has been the norm rather than the exception in international markets during the 1990's, there was a marked divergence of performance among the various regions. The U.K., Europe, and Latin America turned in solid 20%-plus returns for the twelve month period, while Japan and Asia Pacific generated returns of a similar magnitude, unfortunately in negative territory. Eclipsing all other investment stories during 1997 was the deterioration and eventual meltdown of Asian Pacific currencies, equities, and economies. The fallout soon spread to an already fragile Japanese market and economy, as well as to previously healthy Latin American markets. Europe and the U.K., though impacted by the turmoil, were able to recover from an initial bout of investor jitters. As noted above, the Fund's emphasis on U.K., European, and Latin American securities contributed to the Fund's 13.4% outperformance for the fiscal year ended November 30, 1997.

Compared to the gyrations in Asia Pacific, U.K. AND EUROPEAN EQUITY MARKETS were quite calm over the reporting period. U.K. and French elections were the only notable political events, both of which were eventually accepted by the financial markets. European Monetary Union ("EMU") went from being a question of whether it would occur, to which countries would be included in the first round in 1999. With a stronger political consensus in place for EMU, interest rate convergence continued during the year, with rates in peripheral countries such as Spain, Italy, and parts of Scandinavia declining substantially. Europe's low interest rate environment, coupled with strong growth across the Atlantic, led to further strengthening of the dollar, igniting export-led growth on the Continent, and providing strong support for European equity markets.

Spanish (+34.7%) and Italian (+26.5%) shares were flag-bearers for the interest rate convergence theme, while Switzerland (+33.9%), Finland (+29.1%), and the Netherlands (+23.6%) led the way with their newly found competitiveness in the export markets. The much anticipated start of the consolidation phase among European banks and insurance companies led to strong outperformance from these sectors. Viewing this as a multi-year investment theme, the portfolio is heavily exposed to European financials through positions in AMVESCAP, FORENINGS SPARBANKEN, CREDITO ITALIANO, AXA-UAP, and SCOR, among others.

Investing in JAPANESE EQUITIES was difficult enough this year, without having to address the impact of the Asia Pacific crisis. The Nikkei 225 started the reporting period in typical 90's fashion, with an 11% sell-off in the face of an anticipated slowdown in economic growth. The market staged a temporary comeback during April and May, rallying 16%, as investors anticipated a relatively benign reaction to April income tax hikes. As investors comprehended the impact of the tax hikes on consumption and corporate capital investment plans, Japanese equities sold off sharply. With hindsight, the early readings were clearly misguided, with the Japanese economy declining at an annualized 11% rate in the second quarter.

The one positive for Japan had been the competitiveness of the yen. However, as the Asia crisis intensified, Japan soon found itself with an overhauled currency relative to its neighbors, which had devalued by as much as 50% in a three month period. The already weak domestic economy, a crippled banking system, and the devaluations of its neighbors, led to renewed weakness in Japanese equities, ending the twelve month period with a decline of 24.6% (15.5% in local currency). The Fund's investments in technology and exporters

--------------------------------------------------------------------------------

(SONY, ROHM) produced positive returns for the period, contributing to significant outperformance versus the overall Japanese market. Looking forward, these companies' regional manufacturing plants should help to shield them from their neighbors' increased competitiveness.

Our outlook for Asia Pacific had been negative since mid-year, however, we clearly did not anticipate the meltdown that occurred in ASIAN PACIFIC EQUITIES and currencies. What started as a local problem in Thailand, quickly spread to Malaysia, Indonesia, and the Philippines, eventually working north toward Hong Kong and Korea. While the specifics vary by country, the general problems in the region were and continue to be high current account and fiscal deficits, excessive foreign currency borrowing to fund inefficient capital spending (e.g., empty office towers), and government interference in banking systems and capital markets.

Even after International Monetary Fund ("IMF") packages were reached with specific countries, investors have been hesitant to return to the region until the long term causes such as government intervention in the free market system have been addressed. The magnitude of the equity and currency market declines has certainly exceeded investors' pessimistic expectations; over the past twelve months the MSCI Far East Emerging Markets Free Index declined 53.0% (37.6% in local currencies). We currently maintain minimal exposure to the region, focusing on defensive companies like TELSTRA (Australian telecom), and long term investments such as HSBC HOLDINGS (based in Hong Kong but more appropriately classified as a global banking group).

Unlike their Asian counterparts, LATIN AMERICAN EQUITIES have generated impressive returns over the past twelve months, increasing 27.1% in U.S. dollars. By the middle of July 1997, Brazilian equities were actually up more than 90% for the calendar year. The primary differences between the two regions were: 1) growth was accelerating in Latin America while decelerating in southeast Asia, 2) investment spending was geared to more productive assets rather than the property market, and 3) Latin America governments were pursuing pro-market policies while trying to shrink the public sector.

While growth prospects were indeed better in Latin America, the region was not immune to the sell-off in Asian equity markets. Brazil was the primary target as investors focused on the country's relatively high current account deficit, questioning whether the Brazilian real would be able to maintain its link to the U.S. dollar. The jury is still out on this issue. One could argue that the controlled 7% annual devaluation versus the dollar would eliminate the currency's 15% to 20% overvaluation within a few years. Further, the government continues to take appropriate steps to reform the public sector and reduce the fiscal deficit. Nonetheless, if the pressure on the real becomes excessive, the government may find itself with no choice. While we do not see this as the likely outcome, we recognize the increased risk in Latin American equities. Subsequently, we have reduced the portfolio's exposure to the region, maintaining core holdings in public utilities (TELEBRAS, CEMIG, TELECOM ARGENTINA) which are less dependent on domestic growth and tied more to efficiency gains and upcoming privatizations.

--------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY:

Looking to 1998, the international investment arena promises to be quite challenging. The two most pressing issues are how Japan will address its economic and banking system woes, and the willingness of Asian governments to work with the IMF and the eventual success of the rescue packages. At this point it is too early to render a verdict regarding Japan's response to its problem. The recently released rescue plan (similar to the U.S. thrift rescue plan) and the tax cut package are clearly steps in the right direction. More important, however, will be the implementation details which will be ironed out over the next couple of months.

As a result of the southeast Asian crisis, growth prospects in the region are obviously quite poor for 1998. Even if the governments work with the IMF, the medicine will be quite painful for their domestic economies. The economies will have to depend on exports for growth next year, thereby all but eliminating any global inflationary worries. It is often said that equity investors discount events at least six months in the future. If they are to return to the region any time soon it will not be in anticipation of a sharp pick-up in economic growth. Rather, a change in the fundamental interrelationship of governments and business, and a more pro-market stance may give investors the confidence to make long term investments in the region's equities and currencies.

While Japan and Asia Pacific may indeed start to sort out their problems in the first half of 1998, we are hesitant at this stage to give them the benefit of the doubt. Instead, we maintain the Fund's focus on U.K. and European equities which are expected to benefit from relatively strong earnings growth in 1998. Additionally, Asia's problems are likely to warrant a scarcity premium for U.K. and European equities. Lastly, while the risk of investing in Latin America has increased, the return potential merits the Fund's exposure to the region.

Regarding currencies, the near term trends continue to support the U.S. dollar (approximately 35% of the portfolio's yen and core-European exposure is hedged back into U.S. dollars). Looking to mid-1998, the U.S. dollar is unlikely to maintain its strength versus Europe, as their domestic economies continue to recover. Likewise, trading over 130 yen/dollar, the U.S. dollar is more vulnerable if the government's rescue package is eventually well received and as trade deficit problems resurface.

FTI INTERNATIONAL EQUITY FUND--NOVEMBER 30, 1997
--------------------------------------------------------------------------------

REGIONAL ALLOCATION


EUROPE         46
CASH            3
OTHER           2
LAT AM          7
ASIA PACIFIC    5
JAPAN          18
U.K./IRELAND   23


SECTOR ALLOCATION


UTILITIES      12
FINANCIALS     25
TRANSPORT.      3
INTER. &
CAP. GOODS     16
SCIENCE &
TECH.          12
DRUG &
HEALTH          8
CONSUMER       20
ENERGY          5


                             TOP REGIONAL HOLDINGS

     REGION                   COMPANY                      SECTOR            % OF PORTFOLIO
----------------    ----------------------------    ---------------------    --------------
U.K./IRELAND        Compass Group                   Services                       2.6%
                    Bank of Ireland                 Financial                      2.5%
EUROPE              Banco de Santander              Financial                      2.2%
                    AXA                             Financial Services             2.1%
JAPAN               Sony Corp.                      Electronics                    2.1%
                    Canon Inc.                      Precision Instruments          1.8%
ASIA PACIFIC        Westpac Banking                 Financial                      1.1%
                    New World Infra                 Infrastructure                 0.9%
LATIN AMERICA       Telebras                        Telecommunications             1.8%
                    Panamerican Beverages           Beverages                      1.7%

FTI INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1997, compared to the Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE") Index.+


See Appendix A.2.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL BOND FUND
FTI GLOBAL BOND FUND

PERFORMANCE

The investment returns for the FTI International Bond Fund and the FTI Global Bond Fund versus the Salomon Brothers Non-U.S. Dollar World Government Bond Index* and the Salomon Brothers World Government Bond Index*, respectively, are shown below. While global bond markets have produced attractive returns in local currency terms, the continued appreciation of the U.S. dollar has been responsible for turning these gains into losses. For the fiscal year ended November 30, 1997, the FTI Global Bond Fund out-performed its benchmark by 0.30% while the FTI International Bond Fund matched its benchmark returns (in both cases before expenses). The relative out-performance (before expenses) was due to two primary factors: 1) the hedging of a portion of the portfolio's currency exposure into U.S. dollars, which given the weakness in foreign currencies, produced gains for the Fund, and 2) the overweighted interest rate exposure in the fourth quarter of the year, which boosted returns as bond yields fell.

                                                                            ANNUALIZED
                                                            FISCAL YEAR       SINCE
                                                            ENDED 11/97     INCEPTION
                                                            ------------    ----------
        FTI INTERNATIONAL BOND FUND                            (4.10%)**       (0.98%)**
        SALOMON BROTHERS NON-U.S. DOLLAR
          WORLD GOVERNMENT BOND INDEX                          (4.10%)          0.35%
        FTI GLOBAL BOND FUND                                   (0.10%)**        2.33%**
        SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX           (0.40%)          2.17%
        NOTE: Inception date December 22, 1995

 * Salomon Brothers Non-U.S. Dollar World Government Bond Index. The indices of nonbase currency sectors exclude respective base currency bond markets from the calculation and, in turn, are stated in terms of the base currency. The index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States (collectively, the "WGBI Countries"). Therefore, the Non-U.S. Dollar World Government Bond Index includes all WGBI Countries, except the United States, and is stated in U.S. dollar terms. Salomon Brothers World Government Bond Index is a market capitalization-weighted index consisting of government bond markets of the WGBI Countries. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Indexes are unmanaged and investments cannot be made in an index. Information on the Funds' performance after expenses appears on pages 1, 2, 17, and 18.

--------------------------------------------------------------------------------

NOVEMBER 1997 FISCAL YEAR-END REVIEW

There have been four predominant themes in the global fixed income markets over the past twelve months: the fall of global rates of inflation (and inflation expectations); the continued appreciation of the dollar; the march towards EMU; and more recently, the turbulence in Asian currency and capital markets. We were not well positioned for the first of these trends, but have been well placed to profit from the other three.

As we noted in the Fund's semi-annual report dated May 31, 1997, the remarkable absence of inflationary pressures in the U.S., in this, the seventh year of economic expansion, and indeed recent data show inflation has fallen close to 2.0%, a new low for this cycle. This is especially remarkable given the buoyant stock market and low levels of unemployment. The strong U.S. dollar and weak demand in Asia have been in part responsible for this situation, which has permitted the Federal Reserve Board (the "Fed") to take further action following a 0.25% increase in short term interest rates early in 1997, even as economic growth approached 4.0%. This environment, which an increasing number of analysts attributed to a new paradigm in which inflationary pressures would continue to be absent, drove long bond yields below 6.5% even as unemployment fell to its lowest levels for 25 years. In the early part of the fiscal year, we were underweighted in our duration exposure (a measure of the portfolio's sensitivity to changing interest rates), as we believed that a condition of above-trend growth (which did happen) would cause the Fed to raise interest rates (which didn't happen). As inflation continued to fall, we eliminated the underweight, before aggressively increasing duration exposure as the Asian crisis broke.

In Europe, 1997 was the year that EMU moved from a dream to a near certainty. The success in bringing down budget deficits and inflation increased the credibility of the project in the financial markets as well as widening the probable membership from a narrow few to encompass eleven countries. Long term yields in the "EMU-11" continued to converge, bringing yield spreads relative to Germany down in Italy and Spain by 0.75% to 1.00%. In the U.K., the victorious Labour Party granted independence to the Bank of England over setting interest rates, leading to a sharp fall in the U.K. government bond yields. The new government also signaled its preference for joining the EMU in the future, further boosting bond prices. For much of the reporting period we have maintained overweighted positions in both the U.K. and Italy.

In Japan, bond yields fell to the lowest levels in a developed country since World War II, with ten-year yields falling to 1.8%. The economy weakened once more as government efforts to reduce the budget deficit depressed final demand. With short-term rates already at 0.5%, the authorities looked to a weaker yen to boost exports. With such low levels of yields, and the risk of a policy shift, we continue to see little value in Japanese bonds, and have maintained a large under weighted position there. Additionally, as the U.S. dollar has risen to new cyclical highs against the yen in response to Japanese economic weakness and the very low level of short term rates we have maintained a low level of exposure against the yen.

It is likely, though, that 1997 will most be remembered for the collapse of the "Asian miracle". At the beginning of the year Thailand, Malaysia, the Philippines, Indonesia (the so-called ASEAN 4), Taiwan, South Korea and Hong Kong had currencies that were either tied directly to the U.S. dollar or more loosely linked. By year-end Hong Kong was the only one to be able to maintain its peg, and the rest saw their previously stable currencies plunge more than 40% against the U.S. dollar, dragging their stock markets down

--------------------------------------------------------------------------------

in the process. It is always easy with hindsight to point to the key factors that lead to key market events, but in this case there does not seem to be a particular catalyst for the crisis, apart from a rapid loss of confidence. The bank runs of the 1800's and early 1900's in the U.S. and Europe showed how devastating such a loss of confidence can be. In Asia rapid economic development was not matched by parallel growth in that region's financial sector. Therefore as rising investment required increased financing, corporations turned either to foreign sources of financing, or else to the banks, who funded themselves offshore also. Additionally much of this financing was short term in nature. When confidence collapsed, foreign institutions were simply unwilling to roll over existing loans as they matured, and as currencies began to fall, domestic institutions rushed to buy U.S. dollars to service high levels of foreign debt, exacerbating the problem.

While the problem was limited to the ASEAN 4, a group of countries with a small share of global trade, Western markets were not impacted. However, as one currency after another sank, pressure built on the Hong Kong dollar, and Korean won, two nations with much more sizeable economies and significant participants in global trade. As Hong Kong stocks plummeted and the Korean won sank, Western markets shuddered. The ensuing flight to quality pushed U.S. and European bond yields lower, and led the U.S. dollar sharply higher. Falling gold and other commodity prices reignited fears that the Asian crisis would push the global economy into deflation, providing a further boost to bond prices.

INVESTMENT OUTLOOK AND STRATEGY

Over the past twelve months, currency allocations have been kept broadly unchanged at 15% to 20% overweighted in our dollar block currency allocations (which include the Canadian dollar), underweighted European currencies by 5% to 10% and in Japanese yen by 10% to 15%. We have made more significant changes in bond market exposures, increasing duration exposures in both the dollar block and Europe, increasing total portfolio duration by 1-5 years in the FTI Global Bond Fund, and by 0-8 years in the FTI International Bond Fund.

The outlook for the next twelve months may be greatly impacted by how soon the Asian currency volatility is brought to an end. It is encouraging that the IMF and the Industrialized Nations have moved swiftly to the aid of the beleaguered nations in South East Asia. However, the adjustment process is likely to be long and painful for many of these economies. There remains a risk that entrenched special interests will prevent the necessary reforms from taking place and that volatility will remain. However, if Korea moves swiftly to reform its financial institutions (as the newly elected government seems ready to do), and Japanese growth recovers, then financial market instability may come to an end. Currently, neither the FTI International Bond Fund nor the FTI Global Bond Fund has exposure to non-Japan Asia, nor to any emerging markets. As the crisis winds down we look to gain some exposure to selected emerging markets in Latin America and Eastern Europe which now offer outstanding long term value, having caught some of the contagion from Asia. If the crisis worsens, our current portfolios of high quality, largely government securities should perform well.

FTI INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
FTI INTERNATIONAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI International Bond Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1997, compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index ("SBNUSDWGBI").+


See Appendix A.3.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The SBNUSDWGBI has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The SBNUSDWGBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FTI GLOBAL BOND FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI GLOBAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000 in FTI Global Bond Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1997, compared to the Salomon Brothers World Government Bond Index ("SBWGBI").+


See Appendix A.4.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The SBWGBI has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The SBWGBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

  SHARES                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS--91.3%
            AEROSPACE & DEFENSE--1.0%
     10,000 AAR Corp.                         $    385,625
                                              ------------
            AUCTION HOUSE--1.0%
     24,000 Sothebys Holdings, Inc., Class A       409,500
                                              ------------
            BANKING--4.5%
      6,615 Charter One Financial, Inc.            391,939
     13,000 Long Island Bancorp, Inc.              612,625
     15,000 Ocwen Asset Investment Corp.           272,812
     18,000 Security Bank Holding Co.              256,500
      9,750 Texas Regional Bancshares, Inc.,
              Class A                              269,344
                                              ------------
            Total                                1,803,220
                                              ------------
            BASIC INDUSTRY--3.8%
     12,200 Minerals Technologies, Inc.            533,750
     23,500 Oregon Steel Mills, Inc.               461,188
     19,300 Schnitzer Steel Industries,
              Inc., Class A                        540,400
                                              ------------
            Total                                1,535,338
                                              ------------
            COMMERCIAL SERVICES--4.8%
     13,000 (a)Caribiner International, Inc.       551,688
      9,000 (a)Consolidated Graphics, Inc.         430,313
     20,600 (a)Core, Inc.                          216,300
     20,000 (a)On Assignment, Inc.                 465,000
      1,000 Prepaid Legal Services, Inc.            28,312
      3,000 (a)Quintiles Transnational Corp.       234,375
                                              ------------
            Total                                1,925,988
                                              ------------
            COMPUTER SOFTWARE--9.7%
      5,000 (a)CBT Group PLC, ADR                  353,125
     15,400 (a)Cognicase, Inc.                     146,300
     25,500 (a)Crystal Systems Solutions           497,250
     23,600 (a)Discreet Logic, Inc.                448,400
      7,500 Dr. Solomon's Group PLC. ADR           260,625
      8,000 (a)HNC Software                        252,000
     31,000 (a)ISG International Software
              Group Ltd.                           387,500
     15,000 (a)J.D. Edwards & Co.                  513,750
      7,500 (a)Lernout & Hauspie Speech
              Products N.V.                        359,531
     30,000 (a)OrCAD, Inc.                         243,750
      3,000 (a)Peoplesoft, Inc.                    196,313
      6,200 Real Networks, Inc.                     95,325
     10,000 (a)UOL Publishing, Inc.                160,000
                                              ------------
            Total                                3,913,869
                                              ------------

  SHARES                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS (continued)
            COMPUTERS--1.9%
     30,000 (a)Best Software, Inc.            $    311,250
      5,000 (a)Electronics for Imaging, Inc.       241,250
      6,000 (a)Transaction Systems
              Architects, Inc., Class A            232,687
                                              ------------
            Total                                  785,187
                                              ------------
            CONSULTING SERVICES--1.7%
      7,000 (a)Cambridge Technology
              Partners, Inc.                       272,125
     10,700 (a)Metzler Group, Inc.                 417,300
                                              ------------
            Total                                  689,425
                                              ------------
            CONSUMER NON-DURABLES--1.3%
     10,800 Helen of Troy Ltd.                     153,900
     10,000 St. John Knits, Inc.                   381,875
                                              ------------
            Total                                  535,775
                                              ------------
            EDUCATION--1.1%
     16,000 (a)DeVRY, Inc.                         428,000
                                              ------------
            ENERGY MINERALS--1.0%
     20,000 (a)Louis Dreyfus Natural Gas
              Corp.                                413,750
                                              ------------
            ENVIRONMENTAL CONTROL--1.0%
     15,000 (a)Tetra Tech, Inc.                    383,438
                                              ------------
            FINANCIAL SERVICES--9.4%
     20,000 (a)Americredit Corp.                   552,500
     11,000 CCA Prison Realty Trust                391,875
     12,750 (a)First Alliance Co.                  267,750
     30,000 Franchise Mortgage Acceptance
              Co. LLC                              525,000
     19,700 Imperial Credit Commercial
              Mortgage Investment Corp.            307,812
      2,000 (a)Jackson Hewitt, Inc.                134,125
     18,000 Nationwide Financial Services,
              Inc., Class A                        615,375
      6,400 Silicon Valley Bancshares              337,200
     24,500 (a)Wilshire Financial Services
              Group, Inc.                          673,750
                                              ------------
            Total                                3,805,387
                                              ------------
            FOOD & BEVERAGE--1.3%
      9,000 (a)Suiza Foods Corp.                   523,688
                                              ------------
            FUNERAL SERVICES--0.9%
     18,000 (a)Equity Corporation
              International                        384,750
                                              ------------

FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS (continued)
            HEALTHCARE--8.3%
      9,600 (a)Access Health, Inc.            $    285,600
     17,000 (a)American Oncology Resources,
              Inc.                                 231,625
     19,300 (a)Assisted Living Concepts,
              Inc.                                 330,513
     14,000 (a)Curative Technologies, Inc.         399,000
     15,000 (a)Genset SA                           335,625
     35,000 (a)Gentle Dental Service Corp.         441,875
     42,400 (a)Matritech, Inc.                     233,200
      6,000 (a)Pediatrix Medical Group             265,500
     62,000 (a)Quidel Corp.                        240,250
     13,500 (a)RehabCare Group, Inc.               364,500
     26,400 (a)Vista Medical Technologies,
              Inc.                                 240,900
                                              ------------
            Total                                3,368,588
                                              ------------
            INSURANCE--4.8%
     15,000 AmVestors Financial Corp.              329,062
      6,600 Berkley, W. R. Corp.                   274,725
     10,500 Executive Risk, Inc.                   682,500
      2,500 (a)Markel Corp.                        385,000
      3,600 Transatlantic Holdings, Inc.           257,175
                                              ------------
            Total                                1,928,462
                                              ------------
            MANUFACTURING--2.3%
      9,200 (a)Berg Electronics Corp.              212,175
      5,500 Borg-Warner Automotive, Inc.           259,188
     14,500 (a)In Focus Systems, Inc.              476,687
                                              ------------
            Total                                  948,050
                                              ------------
            MEDICAL SUPPLIES--1.0%
      6,900 (a)Lincare Holdings, Inc.              388,125
                                              ------------
            OIL SERVICES--3.1%
     10,000 (a)Atwood Oceanics, Inc.               493,125
      3,000 (a)BJ Services Co.                     215,438
     25,000 (a)Transmontaigne Oil Co.              375,000
      4,000 Transocean Offshore, Inc.              189,750
                                              ------------
            Total                                1,273,313
                                              ------------
            PHARMACEUTICALS--3.8%
     12,000 Celgene Corp.                          108,750
     15,000 (a)Incyte Pharmaceuticals, Inc.        603,750
     21,000 Interferon Sciences, Inc.              195,563
     40,000 (a)International Isotopes, Inc.        367,500
      8,500 (a)Zonagen, Inc.                       263,500
                                              ------------
            Total                                1,539,063
                                              ------------

  SHARES                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS (continued)
            PRODUCER MANUFACTURING--2.1%
     11,000 (a)Cable Design Technologies,
              Class A                         $    445,500
     16,000 (a)MotivePower Industries, Inc.        424,000
                                              ------------
            Total                                  869,500
                                              ------------
            REAL ESTATE--1.6%
     14,500 Cornerstone Properties, Inc.           280,031
        500 (a)Grubb & Ellis Co.                     6,219
     11,999 Patriot American Hospitality,
              Inc.                                 374,969
                                              ------------
            Total                                  661,219
                                              ------------
            RETAIL--1.1%
      8,000 (a)Brylane, Inc.                       414,000
      3,800 Let's Talk Cellular & Wireless,
              Inc.                                  43,700
                                              ------------
            Total                                  457,700
                                              ------------
            SECURITIES--1.0%
      6,000 Jefferies Group, Inc.                  425,250
                                              ------------
            SERVICES--6.7%
     27,200 (a)Getty Communications PLC            391,000
     20,000 (a)Industri-Matematik
              International Corp.                  545,000
     21,000 (a)Maximus, Inc.                       506,625
     17,300 Peterson Cos., Inc., Class A           311,400
     21,400 (a)Pierce Leahy Corp.                  521,625
     15,000 (a)Wackenhut Corrections Corp.         420,000
                                              ------------
            Total                                2,695,650
                                              ------------
            TECHNOLOGY--8.7%
     12,200 (a)Brightpoint, Inc.                   195,962
     14,000 (a)Computer Products, Inc.             277,375
     13,000 (a)FEI Co.                             214,500
     15,000 (a)Genesys Telecommunications
              Laboratories, Inc.                   455,625
     12,000 Henry Jack & Associates, Inc.          303,000
     10,000 (a)Radisys Corp.                       447,500
      3,900 Safeguard Scientifics, Inc.            123,094
     29,900 (a)Sequent Computer Systems,
              Inc.                                 695,175
     10,000 (a)Uniphase Corp.                      401,250
     11,000 (a)Visio Corp.                         413,875
                                              ------------
            Total                                3,527,356
                                              ------------

FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
  AMOUNT                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS (continued)
            TELECOMMUNICATIONS--1.8%
     14,500 (a)IXC Communications, Inc.       $    502,047
     29,000 (a)Metro One Telecommunications        239,250
                                              ------------
            Total                                  741,297
                                              ------------
            TRANSPORTATION--0.6%
     10,000 (a)Heartland Express, Inc.             236,250
                                              ------------
            TOTAL COMMON STOCKS (identified
              cost $32,054,230)                 36,982,763
                                              ------------
            (B)REPURCHASE AGREEMENT--7.8%
$ 3,162,000 J.P. Morgan & Co., Inc., 4.65%,
              dated, due (at amortized cost)     3,162,000
                                              ------------
            TOTAL INVESTMENTS (identified
              cost $35,216,230)(c)            $ 40,144,763
                                                ==========

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $35,253,822. The net unrealized appreciation of investments on a federal tax basis amounts to $4,890,941 which is comprised of $6,046,531 appreciation and $1,155,590 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($40,505,702) at November 30, 1997.

The following acronyms are used throughout this portfolio:
ADR -- American Depository Receipt
LLC -- Limited Liability Corporation
PLC -- Public Limited Company
SA  -- Support Agreement

(See Notes which are an integral part of the Financial Statements)

FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $35,216,230 and tax
cost $35,253,822)                                                                   $40,144,763
--------------------------------------------------------------------------------
Cash                                                                                        573
--------------------------------------------------------------------------------
Income receivable                                                                         6,090
--------------------------------------------------------------------------------
Receivable for investments sold                                                         898,917
--------------------------------------------------------------------------------
Deferred organizational costs                                                            27,640
--------------------------------------------------------------------------------    -----------
     Total assets                                                                    41,077,983
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for investments purchased                                       $492,249
---------------------------------------------------------------------
Accrued expenses                                                          80,032
---------------------------------------------------------------------   --------
     Total liabilities                                                                  572,281
--------------------------------------------------------------------------------    -----------
Net Assets for 2,817,809 shares outstanding                                         $40,505,702
--------------------------------------------------------------------------------    -----------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid in capital                                                                     $34,589,220
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            4,928,533
--------------------------------------------------------------------------------
Accumulated net realized gain on investments                                          1,245,243
--------------------------------------------------------------------------------
Net operating loss                                                                     (257,294)
--------------------------------------------------------------------------------    -----------
     Total Net Assets                                                               $40,505,702
--------------------------------------------------------------------------------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------
$40,505,702 / 2,817,809 shares outstanding                                               $14.37
--------------------------------------------------------------------------------    -----------

(See Notes which are an integral part of the Financial Statements)

FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------
Dividends                                                                            $  102,162
---------------------------------------------------------------------------------
Interest                                                                                 73,653
---------------------------------------------------------------------------------    ----------
     Total income                                                                       175,815
---------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------
Investment advisory fee                                                 $ 288,740
---------------------------------------------------------------------
Administrative personnel and services fee                                  75,000
---------------------------------------------------------------------
Custodian fees                                                             14,949
---------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                   18,479
---------------------------------------------------------------------
Directors'/Trustees' fees                                                   6,805
---------------------------------------------------------------------
Auditing fees                                                              20,419
---------------------------------------------------------------------
Legal fees                                                                  3,292
---------------------------------------------------------------------
Portfolio accounting fees                                                  40,745
---------------------------------------------------------------------
Share registration costs                                                   11,433
---------------------------------------------------------------------
Printing and postage                                                        5,067
---------------------------------------------------------------------
Insurance premiums                                                          2,442
---------------------------------------------------------------------
Miscellaneous                                                              14,368
---------------------------------------------------------------------   ---------
     Total expenses                                                       501,739
---------------------------------------------------------------------
     Reimbursement of other operating expenses                            (68,630)
---------------------------------------------------------------------   ---------
          Net expenses                                                                  433,109
---------------------------------------------------------------------------------    ----------
               Net operating loss                                                      (257,294)
---------------------------------------------------------------------------------    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
---------------------------------------------------------------------------------
Net realized gain on investments                                                      1,470,695
---------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                  3,593,716
---------------------------------------------------------------------------------    ----------
     Net realized and unrealized gain on investments                                  5,064,411
---------------------------------------------------------------------------------    ----------
          Change in net assets resulting from operations                             $4,807,117
---------------------------------------------------------------------------------    ----------

(See Notes which are an integral part of the Financial Statements)

FTI SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED     PERIOD ENDED
                                                                 NOVEMBER 30,    NOVEMBER 30,
                                                                     1997          1996(A)
                                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------
Net operating loss                                               $  (257,294)    $   (67,424)
--------------------------------------------------------------
Net realized gain (loss) on investments ($1,480,440 and
$(197,668), respectively, as computed for federal tax
purposes)                                                          1,470,695        (225,452)
--------------------------------------------------------------
Net change in unrealized appreciation of investments               3,593,716       1,334,817
--------------------------------------------------------------   -----------     -----------
     Change in net assets resulting from operations                4,807,117       1,041,941
--------------------------------------------------------------   -----------     -----------
SHARE TRANSACTIONS--
--------------------------------------------------------------
Proceeds from sale of shares                                      22,194,894      20,583,257
--------------------------------------------------------------
Cost of shares redeemed                                           (5,813,874)     (2,307,633)
--------------------------------------------------------------   -----------     -----------
     Change in net assets resulting from share transactions       16,381,020      18,275,624
--------------------------------------------------------------   -----------     -----------
          Change in net assets                                    21,188,137      19,317,565
--------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------
Beginning of period                                               19,317,565              --
--------------------------------------------------------------   -----------     -----------
End of period                                                    $40,505,702     $19,317,565
--------------------------------------------------------------   -----------     -----------

(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FTI SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  YEAR ENDED     PERIOD ENDED
                                                                 NOVEMBER 30,    NOVEMBER 30,
                                                                     1997          1996(A)
                                                                 ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.08          $10.00
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------
  Net operating loss                                                 (0.09)          (0.04)
--------------------------------------------------------------
  Net realized and unrealized gain on investments                     2.38            2.12
--------------------------------------------------------------   ---------       ---------
Total from investment operations                                      2.29            2.08
--------------------------------------------------------------   ---------       ---------
NET ASSET VALUE, END OF PERIOD                                      $14.37          $12.08
--------------------------------------------------------------   ---------       ---------
TOTAL RETURN (B)                                                     18.96%          20.80%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------
  Expenses                                                            1.50%           1.50%*
--------------------------------------------------------------
  Net operating loss                                                 (0.89%)         (0.68%)*
--------------------------------------------------------------
  Expense waiver/reimbursement (c)                                    0.24%           1.51%*
--------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $40,505         $19,318
--------------------------------------------------------------
  Average commission rate paid (d)                                 $0.0620         $0.0334
--------------------------------------------------------------
  Portfolio turnover                                                   111%             94%
--------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

 SHARES                                          VALUE
------------------------------------------------------
           COMMON STOCKS--95.0%
           ARGENTINA--2.4%
  12,900   (a) Disco SA, ADR                  $    462,787
  16,600   Telecom Argentina SA, ADR               509,412
                                              ------------
           TOTAL ARGENTINA                         972,199
                                              ------------
           AUSTRALIA--1.8%
 173,000   Telstra Corp. Ltd.                      324,866
  68,400   Westpac Banking Corp. Ltd.              429,237
                                              ------------
           TOTAL AUSTRALIA                         754,103
                                              ------------
           BRAZIL--3.4%
  13,300   Companhia Energetica de Minas
             Gerais, ADR                           647,417
   7,000   Telecomunicacoes Brasileiras SA,
             ADR                                   730,625
                                              ------------
           TOTAL BRAZIL                          1,378,042
                                              ------------
           DENMARK--1.7%
  20,500   (a) ISS International Service,
             Class B                               687,161
                                              ------------
           FINLAND--1.5%
   6,600   KCI Konecranes                          235,212
  16,500   Metra OY, Class B                       402,337
                                              ------------
           TOTAL FINLAND                           637,549
                                              ------------
           FRANCE--7.3%
  12,000   AXA                                     870,835
  15,800   Lagardere S.C.A.                        455,000
   6,000   (a) SGS-Thomas Microelectronics
             N.V.                                  423,119
  14,100   Scor SA                                 606,439
   6,127   Total SA-B                              643,494
                                              ------------
           TOTAL FRANCE                          2,998,887
                                              ------------
           GERMANY--7.6%
   4,700   Adidas AG                               662,291
   1,320   Buderus AG                              637,732
  36,900   (a) Deutsche Lufthansa AG               700,964
   9,800   Siemens AG                              575,441
   8,700   Veba AG                                 517,017
                                              ------------
           TOTAL GERMANY                         3,093,445
                                              ------------
           HONG KONG--2.2%
  35,000   (a) Cheung Kong                         246,756
  11,378   HSBC Holdings PLC                       274,504
 194,000   (a) New World Infrastructure            382,715
                                              ------------
           TOTAL HONG KONG                         903,975
                                              ------------

 SHARES                                          VALUE
------------------------------------------------------
           COMMON STOCKS (continued)
           IRELAND--3.5%
  76,373   Bank of Ireland                    $  1,034,478
   7,900   (a) Elan Corp. PLC, ADR                 416,725
                                              ------------
           TOTAL IRELAND                         1,451,203
                                              ------------
           ITALY--6.5%
 155,000   Credito Italiano                        424,385
  98,000   Eni Spa                                 572,096
 264,000   Parmalat Finanziaria SPA                381,278
 160,600   Telecom Italia Mobile SPA               650,280
 101,000   Telecom Italia SPA                      629,657
                                              ------------
           TOTAL ITALY                           2,657,696
                                              ------------
           JAPAN--12.7%
  34,000   Banyu Pharm                             431,577
  31,000   Canon, Inc.                             748,129
  11,400   Circle K Japan Co. Ltd.                 572,568
  15,000   Fuji Machine Manufacturing Co.          430,166
   4,600   Keyence Corp.                           670,402
  32,000   Matsushita Electric Industrial
             Co.                                   498,962
   6,000   Rohm Co                                 592,360
  10,000   Sony Corp.                              854,065
  62,000   Sumitomo Trust & Banking                409,042
                                              ------------
           TOTAL JAPAN                           5,207,271
                                              ------------
           MEXICO--1.7%
  20,000   Pan American Beverage, Class A          685,000
                                              ------------
           NETHERLANDS--7.2%
   3,600   Akzo Nobel N.V.                         633,301
  13,543   ING Groep, N.V.                         550,634
  19,650   Nutricia Verenigde Bedrijven N.V.       557,671
   8,500   Philips Electronics N.V.                561,591
  12,500   PolyGram N.V.                           632,139
                                              ------------
           TOTAL NETHERLANDS                     2,935,336
                                              ------------
           NEW ZEALAND--0.9%
  27,100   Tranz Rail Holdings Ltd., ADR           353,994
                                              ------------
           PORTUGAL--2.4%
  20,800   Banco Commercial Portugues,
             Class R                               438,624
  11,900   Portugal Telecom SA, ADR                545,912
                                              ------------
           TOTAL PORTUGAL                          984,536
                                              ------------
           SPAIN--4.8%
  30,100   Banco de Santander                      910,409
  10,600   Mapfre Vida Seguras                     654,014
   8,800   Repsol SA                               380,659
                                              ------------
           TOTAL SPAIN                           1,945,082
                                              ------------

FTI INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

 SHARES                                          VALUE
------------------------------------------------------
           COMMON STOCKS (continued)
           SWEDEN--2.9%
  30,700   SSAB Svenskt Stal AB, Class B      $    524,820
  26,000   Sparbanken Sverige (SwedBank)           661,659
                                              ------------
           TOTAL SWEDEN                          1,186,479
                                              ------------
           SWITZERLAND--4.7%
     770   Clariant AG                             634,556
     416   Novartis AG                             664,643
      68   (a) Roche Holding AG                    608,557
                                              ------------
           TOTAL SWITZERLAND                     1,907,756
                                              ------------
           UNITED KINGDOM--19.8%
 124,000   Amvescap PLC                            896,334
  54,000   Argos PLC                               564,532
  22,484   British Aerospace                       613,648
  40,562   British Petroleum Co. PLC               554,892
  90,000   Compass Group                         1,074,648
  48,000   Hays PLC                                591,791
  78,520   Lloyds TSB Group PLC                    895,134
   8,000   Misys PLC                               226,313
  33,000   Reed International PLC                  351,401
 152,000   Rentokil Initial PLC                    640,499

 SHARES OR
 PRINCIPAL
  AMOUNT                                         VALUE
  ------------------------------------------------------
            COMMON STOCKS (continued)
            UNITED KINGDOM (continued)
     39,237 Siebe PLC                         $    713,700
    104,631 Smithkline Beecham Corp.               971,098
                                              ------------
            TOTAL UNITED KINGDOM                 8,093,990
                                              ------------
            TOTAL COMMON STOCKS (identified
              cost $34,863,144)                 38,833,704
                                              ------------
            PREFERRED STOCKS--2.2%
            GERMANY--2.2%
      2,600 Fresenius AG, Pfd.                     440,828
      7,500 Henkel KGAA, Pfd.                      461,015
                                              ------------
            TOTAL PREFERRED STOCKS
              (identified cost $953,189)           901,843
                                              ------------
            (B) REPURCHASE AGREEMENTS--2.8%
$ 1,124,000 J.P. Morgan & Co., Inc., 4.65%,
              dated 11/28/1997, due
              12/1/1997 (at amortized cost)      1,124,000
                                              ------------
            TOTAL INVESTMENTS (identified
              cost $36,940,333)(c)            $ 40,859,547
                                              ============

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $36,940,333. The net unrealized appreciation of investments on a federal tax basis amounts to $3,919,214 which is comprised of $5,499,597 appreciation and $1,580,383 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($40,869,501) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt
PLC -- Public Limited Company
SA  -- Support Agreement
SPA -- Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $36,940,333)     $40,859,547
--------------------------------------------------------------------------------
Cash                                                                                    567,947
--------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $287,016)                    287,905
--------------------------------------------------------------------------------
Income receivable                                                                        72,693
--------------------------------------------------------------------------------
Receivable for investments sold                                                           1,055
--------------------------------------------------------------------------------
Net receivable for foreign currency exchange contracts sold                             120,293
--------------------------------------------------------------------------------
Deferred organizational costs                                                            27,636
--------------------------------------------------------------------------------    -----------
     Total assets                                                                    41,937,076
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for investments purchased                                       $964,104
---------------------------------------------------------------------
Payable for taxes withheld                                                 7,564
---------------------------------------------------------------------
Accrued expenses                                                          95,907
---------------------------------------------------------------------   --------
     Total liabilities                                                                1,067,575
--------------------------------------------------------------------------------    -----------
Net Assets for 3,349,788 shares outstanding                                         $40,869,501
--------------------------------------------------------------------------------    -----------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid in capital                                                                     $37,877,907
--------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                       4,043,746
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions       (1,231,385)
--------------------------------------------------------------------------------
Undistributed net investment income                                                     179,233
--------------------------------------------------------------------------------    -----------
     Total Net Assets                                                               $40,869,501
--------------------------------------------------------------------------------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------
$40,869,501 / 3,349,788 shares outstanding                                               $12.20
--------------------------------------------------------------------------------    -----------

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $55,293)                                 $  444,674
---------------------------------------------------------------------------------
Interest                                                                                111,467
---------------------------------------------------------------------------------    ----------
     Total income                                                                       556,141
---------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------
Investment advisory fee                                                 $ 321,927
---------------------------------------------------------------------
Administrative personnel and services fee                                  75,000
---------------------------------------------------------------------
Custodian fees                                                             36,653
---------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                   15,757
---------------------------------------------------------------------
Directors'/Trustees' fees                                                   5,573
---------------------------------------------------------------------
Auditing fees                                                              20,419
---------------------------------------------------------------------
Legal fees                                                                  2,312
---------------------------------------------------------------------
Portfolio accounting fees                                                  43,531
---------------------------------------------------------------------
Share registration costs                                                   15,748
---------------------------------------------------------------------
Printing and postage                                                        7,440
---------------------------------------------------------------------
Insurance premiums                                                          2,497
---------------------------------------------------------------------
Miscellaneous                                                               8,798
---------------------------------------------------------------------   ---------
     Total expenses                                                       555,655
---------------------------------------------------------------------
Reimbursements--
---------------------------------------------------------------------
     Reimbursement of operating expenses                                  (40,575)
---------------------------------------------------------------------   ---------
          Net expenses                                                                  515,080
---------------------------------------------------------------------------------    ----------
               Net investment income                                                     41,061
---------------------------------------------------------------------------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
---------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                     (837,237)
---------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                   3,517,440
---------------------------------------------------------------------------------    ----------
  Net realized and unrealized gain on investments and foreign
     currency                                                                         2,680,203
---------------------------------------------------------------------------------    ----------
     Change in net assets resulting from operations                                  $2,721,264
---------------------------------------------------------------------------------    ----------

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED     PERIOD ENDED
                                                                 NOVEMBER 30,    NOVEMBER 30,
                                                                     1997          1996(A)
                                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------
Net investment income                                            $    41,061     $     2,792
--------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions (($1,111,192) and ($119,531), respectively, as
computed for federal tax purposes)                                  (837,237)         52,073
--------------------------------------------------------------
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency          3,517,440         526,306
--------------------------------------------------------------   -----------     -----------
     Change in net assets resulting from operations                2,721,264         581,171
--------------------------------------------------------------   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------
Distributions from net investment income                            (302,675)         (8,166)
--------------------------------------------------------------   -----------     -----------
SHARE TRANSACTIONS--
--------------------------------------------------------------
Proceeds from sale of shares                                      29,812,212      11,857,000
--------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                               130,938             363
--------------------------------------------------------------
Cost of shares redeemed                                           (3,557,689)       (364,917)
--------------------------------------------------------------   -----------     -----------
     Change in net assets resulting from share transactions       26,385,461      11,492,446
--------------------------------------------------------------   -----------     -----------
          Change in net assets                                    28,804,050      12,065,451
--------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------
Beginning of period                                               12,065,451              --
--------------------------------------------------------------   -----------     -----------
End of period (including undistributed net investment income
of $179,233 and $168,457, respectively)                          $40,869,501     $12,065,451
--------------------------------------------------------------   -----------     -----------

(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED     PERIOD ENDED
                                                                 NOVEMBER 30,    NOVEMBER 30,
                                                                     1997          1996(A)
                                                                 ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.99          $10.00
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------
  Net investment income                                               0.02            0.01(b)
--------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                 1.39            0.99
--------------------------------------------------------------   ---------       ---------
Total from investment operations                                      1.41            1.00
--------------------------------------------------------------   ---------       ---------
LESS DISTRIBUTIONS
--------------------------------------------------------------
  Distributions from net investment income                           (0.20)          (0.01)
--------------------------------------------------------------   ---------       ---------
NET ASSET VALUE, END OF PERIOD                                      $12.20          $10.99
--------------------------------------------------------------   ---------       ---------
TOTAL RETURN (C)                                                     13.01%          10.04%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------
  Expenses                                                            1.60%           1.68%*
--------------------------------------------------------------
  Net investment income                                               0.13%           0.05%*
--------------------------------------------------------------
  Expense waiver/reimbursement (d)                                    0.13%           3.05%*
--------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $40,869         $12,065
--------------------------------------------------------------
  Average commission rate paid (e)                                 $0.0363         $0.0365
--------------------------------------------------------------
  Portfolio turnover                                                    55%             29%
--------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
----------------------------------------------------------
               CORPORATE BONDS--8.6%
               GERMANY--3.6%
               FINANCE--3.6%
  180,000,000  (a)Bayerische Landesbank
                 Girozentrale, Unsub.,
                 7.50%, 2/11/1999              $   106,668
   23,300,000  (b)Deutsche Siedlungs LB,
                 Deb., 8.75%, 10/14/1998           161,437
                                              -------------
               TOTAL GERMANY                       268,105
                                              -------------
               JAPAN--1.2%
               FINANCE--1.2%
   10,000,000  Export-Import Bank Japan,
                 Foreign Gov't. Guarantee,
                 2.875%, 7/28/2005                  84,231
                                              -------------
               SWEDEN--3.8%
               FINANCE--3.8%
    2,000,000  Statens Bostads, 10.25%,
                 5/5/2000                          282,883
                                              -------------
               TOTAL CORPORATE BONDS
                 (identified cost $743,667)        635,219
                                                ----------
               GOVERNMENT AGENCIES--75.2%
               AUSTRALIA--2.8%
      115,000  (c)Treasury Corp. of
                 Victoria, Local Gov't.
                 Guarantee, 8.75%, 7/9/2003        207,819
                                              -------------
               BELGIUM--4.6%
    2,000,000  (d)Belgium Kingdom, 5.75%,
                 3/28/2008                         341,636
                                              -------------
               CANADA--4.5%
      420,000  Canada, Government of, 7.25%,
                 6/1/2007                          330,403
                                              -------------
               DENMARK--3.2%
    1,380,000  Kingdom of Denmark, 8.00%,
                 3/15/2006                         234,825
                                              -------------
               FINLAND--4.7%
    1,700,000  Finland (Government of),
                 6.00%, 4/25/2008                  344,123
                                              -------------
               GERMANY--21.4%
      300,000  Bundesobligation, 5.75%,
                 8/22/2000                         175,220
      240,000  Deutsche Bundespost, (German
                 Post Office), 7.50%,
                 12/2/2002                         149,716

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               GERMANY (continued)
       50,000  Deutschland Republic, Deb.,
                 6.25%, 1/4/2024               $    29,166
      250,000  Germany (Fed Republic),
                 6.00%, 1/4/2007                   147,434
      746,000  Germany (Fed Republic),
                 6.00%, 1/5/2006                   438,970
      130,000  Germany Unity Fund, 8.00%,
                 1/21/2002                          82,084
      240,000  Germany Unity Fund, 8.50%,
                 2/20/2001                         151,104
      100,000  Germany, 8.00%, 7/22/2002            63,584
      560,000  Treuhandanstalt, 7.125%,
                 1/29/2003                         346,162
                                              -------------
               TOTAL GERMANY                     1,583,440
                                              -------------
               ITALY--4.3%
  400,000,000  Buoni Poliennali Del Tes,
                 Deb., 10.50%, 7/15/1998           237,723
  100,000,000  Italy (Republic of), 9.00%,
                 11/1/2023                          76,790
                                              -------------
               TOTAL ITALY                         314,513
                                              -------------
               JAPAN--4.7%
   28,300,000  Japan, 3.40%, 3/22/2004             246,335
   11,000,000  Japan, 6.40%, 3/20/2001             101,739
                                              -------------
               TOTAL JAPAN                         348,074
                                              -------------
               SUPRANATIONAL--4.9%
      205,000  European Investment Bank, Sr.
                 Unsub., 8.00%, 6/10/2003          358,992
                                              -------------
               SWEDEN--0.4%
      200,000  Sweden (Kingdom of), 10.25%,
                 5/5/2000                           28,537
                                              -------------
               UNITED KINGDOM--7.5%
      157,000  United Kingdom Treasury,
                 7.50%, 12/7/2006                  282,144
      141,000  United Kingdom Treasury,
                 8.00%, 12/7/2015                  276,385
                                              -------------
               TOTAL UNITED KINGDOM                558,529
                                              -------------
               UNITED STATES--12.2%
$   3,200,000  Republic of Austria, 7.00%,
                 9/20/1999                         268,311

FTI INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               UNITED STATES (continued)
      530,000  Tennessee Valley Authority,
                 6.375%, 9/18/2006             $   315,114
      210,000  United States Treasury Bill,
                 12/11/1997                        209,712


   FOREIGN
  CURRENCY                                      VALUE IN
 PAR AMOUNT                                   U.S. DOLLARS
----------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               UNITED STATES (continued)
$     105,000  United States Treasury Bond,
                 6.25%, 8/15/2023              $   106,476
                                              ------------
               TOTAL UNITED STATES                 899,613
                                              ------------
               TOTAL GOVERNMENT AGENCIES
                 (identified cost
                 $5,522,259)                     5,550,504
                                              ------------
               TOTAL INVESTMENTS (identified
                 cost $6,265,926)(e)           $ 6,185,723
                                               ===========

(a) Denominated in Italian Lira.

(b) Denominated in Spanish Peseta.

(c) Denominated in British Pound.

(d) Denominated in French Franc.

(e) The cost of investments for federal tax purposes amounts to $6,274,180. The net unrealized depreciation of investments on a federal tax basis amounts to $88,457 which is comprised of $87,478 appreciation and $175,935 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($7,381,413) at November 30, 1997.

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $6,265,926 and tax
cost $6,274,180)                                                                     $6,185,723
---------------------------------------------------------------------------------
Cash                                                                                     74,977
---------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $51,226)                      52,275
---------------------------------------------------------------------------------
Income receivable                                                                       202,004
---------------------------------------------------------------------------------
Receivable for investments sold                                                       1,602,898
---------------------------------------------------------------------------------
Deferred organizational costs                                                            27,640
---------------------------------------------------------------------------------    ----------
     Total assets                                                                     8,145,517
---------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------
Payable for investments purchased                                        $711,732
----------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased              22,588
----------------------------------------------------------------------
Accrued expenses                                                           29,784
----------------------------------------------------------------------   --------
     Total liabilities                                                                  764,104
---------------------------------------------------------------------------------    ----------
NET ASSETS for 793,422 shares outstanding                                            $7,381,413
---------------------------------------------------------------------------------    ----------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------
Paid in capital                                                                      $7,551,563
---------------------------------------------------------------------------------
Net unrealized depreciation of investments and translation of assets
and liabilities in foreign currency                                                    (109,809)
---------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions             (330)
---------------------------------------------------------------------------------
Undistributed net investment income                                                     (60,011)
---------------------------------------------------------------------------------    ----------
     Total Net Assets                                                                $7,381,413
---------------------------------------------------------------------------------    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------
$7,381,413 / 793,422 shares outstanding                                                   $9.30
---------------------------------------------------------------------------------    ----------

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------
Interest (net of foreign taxes withheld on $2,808)                                    $ 445,811
----------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------
Investment advisory fee                                                  $  47,032
----------------------------------------------------------------------
Administrative personnel and services fee                                   75,000
----------------------------------------------------------------------
Custodian fees                                                               7,975
----------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                    16,100
----------------------------------------------------------------------
Directors'/Trustees' fees                                                    1,809
----------------------------------------------------------------------
Auditing fees                                                               20,419
----------------------------------------------------------------------
Legal fees                                                                   3,282
----------------------------------------------------------------------
Portfolio accounting fees                                                   44,821
----------------------------------------------------------------------
Share registration costs                                                     5,637
----------------------------------------------------------------------
Printing and postage                                                         8,673
----------------------------------------------------------------------
Insurance premiums                                                           2,296
----------------------------------------------------------------------
Miscellaneous                                                                5,759
----------------------------------------------------------------------   ---------
     Total expenses                                                        238,803
----------------------------------------------------------------------
     Reimbursement of other operating expenses                            (158,178)
----------------------------------------------------------------------   ---------
          Net expenses                                                                   80,625
----------------------------------------------------------------------------------    ---------
               Net investment income                                                    365,186
----------------------------------------------------------------------------------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
----------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                     (356,351)
----------------------------------------------------------------------------------
Net change in unrealized depreciation of investments and translation of assets and
liabilities in foreign currency                                                        (247,489)
----------------------------------------------------------------------------------    ---------
     Net realized and unrealized loss on investments and foreign
      currency                                                                         (603,840)
----------------------------------------------------------------------------------    ---------
          Change in net assets resulting from operations                              $(238,654)
----------------------------------------------------------------------------------    ---------

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED      PERIOD ENDED
                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                     1997            1996(A)
                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------
Net investment income                                             $   365,186      $   200,313
--------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions ($17,857 and ($13,444), respectively, as computed
for federal tax purposes)                                            (356,351)        (133,892)
--------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments and translation of assets and liabilities in
foreign currency                                                     (247,489)         137,680
--------------------------------------------------------------   ------------     ------------
     Change in net assets resulting from operations                  (238,654)         204,101
--------------------------------------------------------------   ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------
Distributions from net investment income                              (84,162)         (69,302)
--------------------------------------------------------------
Return of capital distributions                                      (148,955)              --
--------------------------------------------------------------   ------------     ------------
Total distributions                                                  (233,117)         (69,302)
--------------------------------------------------------------   ------------     ------------
SHARE TRANSACTIONS--
--------------------------------------------------------------
Proceeds from sale of shares                                        4,413,775        5,549,752
--------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                 25,804               --
--------------------------------------------------------------
Cost of shares redeemed                                            (1,788,288)        (482,658)
--------------------------------------------------------------   ------------     ------------
     Change in net assets resulting from share transactions         2,651,291        5,067,094
--------------------------------------------------------------   ------------     ------------
          Change in net assets                                      2,179,520        5,201,893
--------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------
Beginning of period                                                 5,201,893               --
--------------------------------------------------------------   ------------     ------------
End of period (including undistributed net investment income
of $0 and $12,700, respectively)                                  $ 7,381,413      $ 5,201,893
--------------------------------------------------------------   ------------     ------------

(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED      PERIOD ENDED
                                                                 NOVEMBER 30,     NOVEMBER 30,
                                                                     1997            1996(A)
                                                                 -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 10.20          $ 10.00
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------
  Net investment income                                                0.50             0.47(b)
--------------------------------------------------------------
  Net realized and unrealized loss on investments and foreign
  currency                                                            (1.04)           (0.10)
--------------------------------------------------------------    ---------        ---------
Total from investment operations                                      (0.54)            0.37
--------------------------------------------------------------    ---------        ---------
LESS DISTRIBUTIONS
--------------------------------------------------------------
  Distributions from net investment income                            (0.13)           (0.17)
--------------------------------------------------------------
  Return of capital distributions                                     (0.23)              --
--------------------------------------------------------------    ---------        ---------
     Total distributions                                              (0.36)           (0.17)
--------------------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                                      $  9.30          $ 10.20
--------------------------------------------------------------    ---------        ---------
TOTAL RETURN (C)                                                      (5.43%)           3.75%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------
  Expenses                                                             1.20%            1.20%*
--------------------------------------------------------------
  Net investment income                                                5.44%            5.46%*
--------------------------------------------------------------
  Expense waiver/reimbursement (d)                                     2.35%            4.63%*
--------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------
  Net assets, end of period (000 omitted)                           $ 7,381          $ 5,201
--------------------------------------------------------------
  Portfolio turnover                                                    184%             190%
--------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

   FOREIGN                                      VALUE IN
  CURRENCY                                        U.S.
 PAR AMOUNT                                      DOLLARS
--------------------------------------------------------
               CORPORATE BONDS--7.8%
               GERMANY--1.7%
               FINANCE--1.7%
   40,000,000  (a)Bayerische Landesbank
                 Girozentrale, Unsub.,
                 7.50%, 2/11/1999              $    23,704
                                              -------------
               ITALY--4.1%
               FINANCE--4.1%
   70,000,000  Italy (Republic of), Bond,
                 6.25%, 3/1/2002                    41,784
   20,000,000  Italy (Republic of), Bond,
                 9.00%, 11/1/2023                   15,358
                                              -------------
               TOTAL                                57,142
                                              -------------
               SWEDEN--2.0%
               FINANCE--2.0%
      200,000  Statens Bostads, Bond,
                 10.25%, 5/5/2000                   28,287
                                              -------------
               TOTAL CORPORATE BONDS
                 (identified cost $114,581)        109,133
                                              -------------
               GOVERNMENT AGENCIES--85.9%
               AUSTRIA--4.8%
      800,000  Republic of Austria, Bond,
                 7.00%, 9/20/1999                   67,078
                                              -------------
               AUSTRALIA--2.6%
       20,000  (b)Treasury Corp. of
                 Victoria, Local Gov't.
                 Guarantee, 8.75%, 7/9/2003         36,142
                                              -------------
               CANADA--1.1%
       15,000  (c)Canada, Government of,
                 Bond, 6.75%, 8/28/2006             15,595
                                              -------------
               DENMARK--2.4%
      200,000  Denmark, Bond, 8.00%,
                 3/15/2006                          34,033
                                              -------------
               FINLAND--4.1%
      300,000  Finland (Govt of), Bond,
                 6.00%, 4/25/2008                   57,357
                                              -------------
               GERMANY--6.5%
       50,000  Bundesobligation, Bond,
                 5.75%, 8/22/2000                   29,203
       50,000  Deutsche Bundespost, Bond,
                 7.50%, 12/2/2002                   31,191

  FOREIGN
  CURRENCY
 PAR AMOUNT
OR PRINCIPAL                                    VALUE IN
   AMOUNT                                     U.S. DOLLARS
----------------------------------------------------------
             GOVERNMENT AGENCIES (continued)
             GERMANY (continued)
      31,000 Deutschland Republic, Deb.,
               6.25%, 1/4/2024                $     18,083
      20,000 Germany Unity Fund, Bond,
               8.50%, 2/20/2001                     12,592
                                              ------------
             TOTAL                                  91,069
                                              ------------
             JAPAN--6.3%
   9,700,000 Japan, Bond, 6.40%, 3/20/2001          89,715
                                              ------------
             SUPRANATIONAL--1.3%
      10,000 (b)European Investment Bank,
               Sr. Unsub., 8.00%, 6/10/2003         17,512
                                              ------------
             SWEDEN--4.1%
     400,000 Sweden (Kingdom of), 10.25%,
               5/5/2000                             57,074
                                              ------------
             UNITED KINGDOM--7.2%
      16,000 United Kingdom Treasury, Bond,
               7.50%, 12/7/2006                     28,754
      37,000 United Kingdom Treasury, Bond,
               8.00%, 12/7/2015                     72,527
                                              ------------
             TOTAL                                 101,281
                                              ------------
             UNITED STATES--45.5%
$     30,000 Government National Mortgage
               Association, Pool, 7.00%, TBA        30,084
      95,000 (d)Tennessee Valley Authority,
               Bond, 6.375%, 9/18/2006              56,483
      50,000 United States Treasury Bond,
               6.25%, 8/15/2023                     50,703
      20,000 United States Treasury Bond,
               6.375%, 8/15/2027                    20,763
      18,000 United States Treasury Bond,
               6.625%, 2/15/2027                    19,237
      35,000 United States Treasury Bond,
               8.125%, 8/15/2019                    43,203

FTI GLOBAL BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                      VALUE IN
   AMOUNT                                     U.S. DOLLARS
----------------------------------------------------------
             GOVERNMENT AGENCIES (continued)
             UNITED STATES (continued)
$     20,000 United States Treasury Note,
               5.625%, 11/30/2000             $     19,881
      50,000 United States Treasury Note,
               6.25%, 6/30/2002                     50,776
      35,000 United States Treasury Note,
               6.375%, 8/15/2002                    35,700
     150,000 United States Treasury Note,
               6.50%, 10/15/2006                   155,813
      40,000 United States Treasury Note,
               6.875%, 3/31/2000                    40,913

 PRINCIPAL                                      VALUE IN
   AMOUNT                                     U.S. DOLLARS
----------------------------------------------------------
             GOVERNMENT AGENCIES (continued)
             UNITED STATES (continued)
$    107,000 United States Treasury Note,
               7.00%, 7/15/2006               $    114,624
                                              ------------
             TOTAL UNITED STATES                   638,180
                                              ------------
             TOTAL GOVERNMENT AGENCIES
               (identified cost $1,187,735)      1,205,036
                                              ------------
             (E) REPURCHASE AGREEMENT--1.4%
      20,000 J.P. Morgan & Co., Inc., 4.65%,
               dated 11/28/1997, due
               12/1/1997 (at amortized cost)        20,000
                                              ------------
             TOTAL INVESTMENTS (identified
               cost $1,322,316)(f)            $  1,334,169
                                              ============

(a) Denominated in Italian Lira.

(b) Denominated in British Pound.

(c) Denominated in U.S. Dollars.

(d) Denominated in Deutsche Mark.

(e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(f) The cost of investments for federal tax purposes amounts to $1,322,316. The net unrealized appreciation of investments on a federal tax basis amounts to $11,853 which is comprised of $29,063 appreciation and $17,210 depreciation at November 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($1,402,113) at November 30, 1997.

The following acronym is used throughout this portfolio:

TBA -- To Be Announced

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost
  $1,322,316)                                                                        $1,334,169
---------------------------------------------------------------------------------
Cash                                                                                     18,069
---------------------------------------------------------------------------------
Income receivable                                                                        30,759
---------------------------------------------------------------------------------
Receivable for investments sold                                                         232,057
---------------------------------------------------------------------------------
Deferred organizational costs                                                            30,997
---------------------------------------------------------------------------------    ----------
     Total assets                                                                     1,646,051
---------------------------------------------------------------------------------    ----------
LIABILITIES:
----------------------------------------------------------------------
Payable for investments purchased                                        $216,610
----------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased               1,465
----------------------------------------------------------------------
Accrued expenses                                                           25,863
----------------------------------------------------------------------   --------
     Total liabilities                                                                  243,938
---------------------------------------------------------------------------------    ----------
Net Assets for 145,310 shares outstanding                                            $1,402,113
---------------------------------------------------------------------------------    ----------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------
Paid in capital                                                                      $1,402,811
---------------------------------------------------------------------------------
Net unrealized depreciation of investments and translation of assets
and liabilities in foreign currency                                                      10,357
---------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              861
---------------------------------------------------------------------------------
Undistributed net investment income                                                     (11,916)
---------------------------------------------------------------------------------    ----------
     Total Net Assets                                                                $1,402,113
---------------------------------------------------------------------------------    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------
$1,402,113 / 145,310 shares outstanding                                                   $9.65
---------------------------------------------------------------------------------    ----------

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $308)                                        $  89,570
------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------
Investment advisory fee                                                    $   9,468
-----------------------------------------------------------------------
Administrative personnel and services fee                                     75,000
-----------------------------------------------------------------------
Custodian fees                                                                 7,250
-----------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                      12,818
-----------------------------------------------------------------------
Directors'/Trustees' fees                                                        400
-----------------------------------------------------------------------
Auditing fees                                                                 20,419
-----------------------------------------------------------------------
Legal fees                                                                     2,638
-----------------------------------------------------------------------
Portfolio accounting fees                                                     47,546
-----------------------------------------------------------------------
Share registration costs                                                       8,284
-----------------------------------------------------------------------
Printing and postage                                                           6,950
-----------------------------------------------------------------------
Insurance premiums                                                             2,873
-----------------------------------------------------------------------
Miscellaneous                                                                  5,737
-----------------------------------------------------------------------    ---------
     Total expenses                                                          199,383
-----------------------------------------------------------------------
Waivers and reimbursements--
-----------------------------------------------------------------------
  Waiver of custodian fees                                       (7,250)
-----------------------------------------------------------
  Reimbursement of other operating expenses                    (185,371)
-----------------------------------------------------------   ---------
     Total waivers and reimbursements                                       (192,621)
-----------------------------------------------------------------------    ---------
          Net expenses                                                                      6,762
------------------------------------------------------------------------------------    ---------
               Net investment income                                                       82,808
------------------------------------------------------------------------------------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                        (77,578)
------------------------------------------------------------------------------------
Net change in unrealized depreciation of investments and translation of assets and
liabilities in foreign currency                                                            (9,566)
------------------------------------------------------------------------------------    ---------
     Net realized and unrealized loss on investments and foreign currency                 (87,144)
------------------------------------------------------------------------------------    ---------
          Change in net assets resulting from operations                                $  (4,336)
------------------------------------------------------------------------------------    ---------

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED     PERIOD ENDED
                                                                  NOVEMBER 30,    NOVEMBER 30,
                                                                      1997          1996(A)
                                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------
Net investment income                                              $   82,808      $   37,107
---------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions ($861 and $3,639, respectively, as computed for federal tax
purposes)                                                             (77,578)          3,629
---------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments and translation of assets and liabilities in
foreign currency                                                       (9,566)         19,923
---------------------------------------------------------------   ------------    ------------
     Change in net assets resulting from operations                    (4,336)         60,659
---------------------------------------------------------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------
Distributions from net investment income                              (44,222)         (7,731)
---------------------------------------------------------------
Return of capital distributions                                       (34,838)             --
---------------------------------------------------------------
Distributions from net realized gains on investments and
foreign currency transactions                                          (3,639)             --
---------------------------------------------------------------   ------------    ------------
     Total distributions                                              (82,699)         (7,731)
---------------------------------------------------------------   ------------    ------------
SHARE TRANSACTIONS--
---------------------------------------------------------------
Proceeds from sale of shares                                          400,500       1,428,150
---------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                 40,772             770
---------------------------------------------------------------
Cost of shares redeemed                                               (10,000)       (423,972)
---------------------------------------------------------------   ------------    ------------
     Change in net assets resulting from share transactions           431,272       1,004,948
---------------------------------------------------------------   ------------    ------------
          Change in net assets                                        344,237       1,057,876
---------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------
Beginning of period                                                 1,057,876              --
---------------------------------------------------------------   ------------    ------------
End of period (including undistributed net investment income of
$(11,916) and $29,366, respectively)                               $1,402,113      $1,057,876
---------------------------------------------------------------   ------------    ------------

(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED     PERIOD ENDED
                                                                  NOVEMBER 30,    NOVEMBER 30,
                                                                      1997          1996(A)
                                                                  ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.42          $10.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                                0.62            0.37
---------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    (0.66)           0.13
---------------------------------------------------------------   ---------       ---------
Total from investment operations                                      (0.04)           0.50
---------------------------------------------------------------   ---------       ---------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                            (0.39)          (0.08)
---------------------------------------------------------------
  Return of capital distributions                                     (0.30)             --
---------------------------------------------------------------
  Distributions from net realized gain on investments and
  foreign currency transactions                                       (0.04)             --
---------------------------------------------------------------   ---------       ---------
Total distributions                                                   (0.73)          (0.08)
---------------------------------------------------------------   ---------       ---------
NET ASSET VALUE, END OF PERIOD                                       $ 9.65          $10.42
---------------------------------------------------------------   ---------       ---------
TOTAL RETURN (B)                                                      (0.42%)          5.02%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                             0.50%           0.95%*
---------------------------------------------------------------
  Net investment income                                                6.12%           5.83%*
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                    14.24%          26.94%*
---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                            $1,402          $1,058
---------------------------------------------------------------
  Portfolio turnover                                                    176%            287%
---------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

(1) ORGANIZATION

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of four diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

             PORTFOLIO NAME                             INVESTMENT OBJECTIVE
-----------------------------------------     -----------------------------------------
FTI Small Capitalization Equity Fund          To provide growth of principal.
("Small Capitalization Equity Fund")
FTI International Equity Fund                 To provide growth of principal.
("International Equity Fund")
FTI International Bond Fund                   To provide total return.
("International Bond Fund")
FTI Global Bond Fund ("Global Bond Fund")     To provide total return.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

FTI FUNDS
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                                                       INCREASE (DECREASE)
                                         ------------------------------------------------
                                                                       UNDISTRIBUTED NET
                                                                           INVESTMENT
                                                       ACCUMULATED     INCOME/ACCUMULATED
                                                           NET          DISTRIBUTIONS IN
                                          PAID-IN       REALIZED         EXCESS OF NET
                FUND NAME                 CAPITAL       GAIN/LOSS      INVESTMENT INCOME
    ----------------------------------   ---------     -----------     ------------------
    International Equity Fund            $   2,227      $(274,617)         $  272,390
    International Bond Fund               (166,822)       371,602            (204,780)
    Global Bond Fund                       (33,409)       (45,030)             78,439

     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

FTI FUNDS
--------------------------------------------------------------------------------

     At November 30, 1997, International Equity Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the International Equity Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve International Equity Fund of any liability for federal tax.

                                           EXPIRING        EXPIRING            TOTAL TAX
                    FUND                   IN 2004         IN 2005         LOSS CARRYFORWARD
    ------------------------------------   --------       ----------       ------------------
    International Equity Fund              $119,531       $1,111,907           $1,231,438

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     FOREIGN EXCHANGE CONTRACTS--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

FTI FUNDS
--------------------------------------------------------------------------------

     At November 30, 1997, the Funds had outstanding foreign currency commitments as set forth below:

                           INTERNATIONAL EQUITY FUND

                                                                                       UNREALIZED
                             CONTRACTS TO         IN EXCHANGE       CONTRACTS         APPRECIATION
    SETTLEMENT DATE        DELIVER/RECEIVE            FOR            AT VALUE        (DEPRECIATION)
    ---------------    ------------------------   -----------      ------------      --------------
       CONTRACTS PURCHASED:
         12/1/97       377,789 Pound Sterling     $  639,578        $  638,047          $ (1,531)
         12/1/97       23,922 Pound Sterling          40,224            40,401               177

    CONTRACTS SOLD:
         2/20/98       2,040,658 Deutsche Mark    $1,186,378        $1,162,767          $ 23,611
         2/20/98       6,840,520 French Franc      1,186,560         1,164,629            21,931
         12/10/97      236,820,000 Japanese Yen    1,933,224         1,859,713            73,511
         2/20/98       2,373,828 Netherlands
                       Guilder                     1,224,254         1,200,450            23,804
         12/10/97      1,092,922 Swiss Franc         746,531           767,741           (21,210)
                                                                                        --------
         Net Unrealized Appreciation on Foreign Exchange
           Contracts                                                                    $120,293
                                                                                        ========

FTI FUNDS
--------------------------------------------------------------------------------

                            INTERNATIONAL BOND FUND

                                                                                       UNREALIZED
                              CONTRACTS TO          IN EXCHANGE      CONTRACTS        APPRECIATION
    SETTLEMENT DATE         DELIVER/RECEIVE             FOR           AT VALUE       (DEPRECIATION)
    ---------------   ----------------------------  -----------     ------------     --------------
       CONTRACTS PURCHASED:
         2/23/98      845,000 Austrian Schilling    $   68,543       $   68,415         $   (128)
         12/18/97     219,000 Australian Dollar        152,786          149,635           (3,151)
         12/19/97     1,032,000 Canadian Dollar        730,361          725,474           (4,887)
         2/20/98      1,779,000 Deutsche Mark        1,016,895        1,013,675           (3,220)
         12/2/97      1,796,027 Finnish Markka         336,492          336,880              388
         12/2/97      2,096,940 French Franc           356,309          355,215           (1,094)
         12/19/97     1,173,535,000 Italian Lira       680,942          679,290           (1,652)
         12/10/97     139,933,000 Japanese Yen       1,144,178        1,098,874          (45,304)
         2/17/98      25,879,000 Spanish Peseta        178,846          173,921           (4,925)

    CONTRACTS SOLD:
         2/23/98      3,352,000 Austrian Schilling  $  277,483       $  271,392         $  6,091
         12/2/97      844,258 Austrian Schilling        68,146           68,033              113
         1/14/98      707,000 Danish Krone             108,095          105,600            2,495
         12/2/97      1,529,360 Deutsche Mark          868,392          867,230            1,162
         2/20/98      1,833,000 Deutsche Mark        1,067,187        1,044,792           22,395
         2/27/98      1,796,000 Finnish Markka         338,230          338,723             (493)
         2/20/98      2,097,000 French Franc           358,033          357,024            1,009
         12/19/97     355,790,000 Italian Lira         209,134          205,872            3,262
         12/2/97      1,173,535,000 Italian Lira       681,100          679,302            1,798
         12/10/97     20,304,000 Japanese Yen          162,601          159,444            3,157
         12/8/97      152,000 Pound Sterling           256,361          256,599             (238)
         2/13/98      161,000 Swedish Krona             21,538           20,904              634
                                                                                        --------
         Net Unrealized Depreciation on Foreign
           Exchange Contracts                                                           $(22,588)
                                                                                        ========

FTI FUNDS
--------------------------------------------------------------------------------

                                GLOBAL BOND FUND

                                                                                        UNREALIZED
                              CONTRACTS TO           IN EXCHANGE      CONTRACTS        APPRECIATION
    SETTLEMENT DATE          DELIVER/RECEIVE             FOR           AT VALUE       (DEPRECIATION)
    ---------------   -----------------------------  -----------     ------------     --------------
       CONTRACTS PURCHASED:
         12/18/97     38,000 Australian Dollar        $  26,511        $ 25,964          $   (547)
         12/19/97     191,000 Canadian Dollar           135,173         134,269              (904)
         2/20/98      54,000 Deutsche Mark               31,250          30,769              (481)
         12/2/97      316,946 Finnish Markka             59,381          59,449                68
         12/1/97      3,756,114 Japanese Yen             29,482          29,431               (51)
         12/10/97     13,610,000 Japanese Yen           111,284         106,877            (4,407)
         2/17/98      5,275,000 Spanish Peseta           36,455          35,451            (1,004)

    CONTRACTS SOLD:
         2/23/98      1,675,000 Austrian Schilling    $ 138,659        $135,615          $  3,044
         1/14/98      62,000 Danish Krone                 9,411           9,260               151
         2/20/98      4,000 Deutsche Mark                 2,329           2,279                50
         2/27/98      317,000 Finnish Markka             59,699          59,786               (87)
         2/20/98      85,595,000 Italian Lira            50,313          49,528               785
         12/10/97     7,339,000 Japanese Yen             58,210          57,632               578
         12/8/97      34,000 Pound Sterling              57,341          57,397               (56)
         2/13/98      354,000 Swedish Krona              47,358          45,962             1,396
                                                                                         --------
         Net Unrealized Depreciation on Foreign
           Exchange Contracts                                                            $ (1,465)
                                                                                         ========

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FTI FUNDS
--------------------------------------------------------------------------------

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                     SMALL CAPITALIZATION
                                         EQUITY FUND                 INTERNATIONAL EQUITY FUND
                                 ----------------------------       ----------------------------
                                  YEAR ENDED     PERIOD ENDED        YEAR ENDED     PERIOD ENDED
                                 NOVEMBER 30,    NOVEMBER 30,       NOVEMBER 30,    NOVEMBER 30,
                                     1997          1996 (A)             1997          1996 (A)
                                 ------------    ------------       ------------    ------------
Shares sold                        1,708,722       1,795,446          2,541,714       1,131,990
------------------------------
Shares issued to shareholders
in payment of distributions
declared                                  --              --             11,515              34
------------------------------
Shares redeemed                     (489,606)       (196,753)          (301,180)        (34,285)
------------------------------   -----------     -----------        -----------     -----------
     Net change resulting from
     share transactions            1,219,116       1,598,693          2,252,049       1,097,739
------------------------------   -----------     -----------        -----------     -----------

                                   INTERNATIONAL BOND FUND                GLOBAL BOND FUND
                                 ----------------------------       ----------------------------
                                  YEAR ENDED     PERIOD ENDED        YEAR ENDED     PERIOD ENDED
                                 NOVEMBER 30,    NOVEMBER 30,       NOVEMBER 30,    NOVEMBER 30,
                                     1997          1996 (A)             1997          1996 (A)
                                 ------------    ------------       ------------    ------------
Shares sold                         471,526         559,265            40,588          143,789
------------------------------
Shares issued to shareholders
in payment of distributions
declared                              2,628              --             4,198               79
------------------------------
Shares redeemed                    (190,941)        (49,056)             (966)         (42,378)
------------------------------   -----------     ----------         ---------       ----------
     Net change resulting from
     share transactions             283,213         510,209            43,820          101,490
------------------------------   -----------     ----------         ---------       ----------

(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

FTI FUNDS
--------------------------------------------------------------------------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                                                                        INVESTMENT ADVISORY
                                  FUND                                    FEE PERCENTAGE
    -----------------------------------------------------------------   -------------------
    Small Capitalization Equity Fund                                           1.00%
    -----------------------------------------------------------------
    International Equity Fund                                                  1.00%
    -----------------------------------------------------------------
    International Bond Fund                                                    0.70%
    -----------------------------------------------------------------
    Global Bond Fund                                                           0.70%
    -----------------------------------------------------------------

The Adviser may voluntarily choose to reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets, annually, to compensate Edgewood Services, Inc.

For the period ended November 30, 1997, the Funds did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds will pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended November 30, 1997, the Fund shares did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

FTI FUNDS
--------------------------------------------------------------------------------

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each of the Fund's effective date. For the year ended November 30, 1997, pursuant to this agreement, the Funds paid FAS as follows:

                                                             INITIAL          ORGANIZATIONAL
                                                          ORGANIZATIONAL         EXPENSES
                          FUND                               EXPENSES           REIMBURSED
    -------------------------------------------------     --------------      --------------
    Small Capitalization Equity Fund                         $ 34,076             $4,354
    -------------------------------------------------
    International Equity Fund                                $ 34,072             $4,354
    -------------------------------------------------
    International Bond Fund                                  $ 34,077             $4,354
    -------------------------------------------------
    Global Bond Fund                                         $ 38,216             $4,883
    -------------------------------------------------

GENERAL--Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997, were as follows:

                             FUND                               PURCHASES          SALES
    ------------------------------------------------------     -----------      -----------
    Small Capitalization Equity Fund                           $43,479,254      $30,666,508
    ------------------------------------------------------
    International Equity Fund                                  $42,236,021      $16,477,864
    ------------------------------------------------------
    International Bond Fund                                    $12,226,874      $10,493,595
    ------------------------------------------------------
    Global Bond Fund                                           $ 2,382,404      $ 1,986,601
    ------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

The International Equity Fund, International Bond Fund, and Global Bond Fund invest in securities of non-U.S. issuers. Although these Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FTI FUNDS
--------------------------------------------------------------------------------

At November 30, 1997, the diversification of industries for the International Equity Fund was as follows:

                                                                          % OF
                                INDUSTRY                               NET ASSETS
        --------------------------------------------------------   -------------------
        Aerospace                                                          1.5%
        Apparel & Textiles                                                 3.8%
        Automobiles                                                        1.6%
        Banks                                                             13.4%
        Building Construction                                              0.9%
        Business Services                                                  1.7%
        Chemicals                                                          4.7%
        Conglomerates                                                      3.0%
        Drugs and Health Care                                              8.6%
        Electric Utilities                                                 2.8%
        Electrical Equipment                                               1.4%
        Electronics                                                        5.3%
        Financial Services                                                 1.3%
        Food & Beverages                                                   4.0%
        Gas Exploration                                                    1.4%
        Household Appliances Furnishings                                   4.7%
        Industrial Machinery                                               1.1%
        Insurance                                                          2.1%
        International Oil                                                  1.4%
        Leisure Time                                                       2.6%
        Miscellaneous                                                      9.6%
        Other Utilities                                                    1.5%
        Petroleum Services                                                 2.5%
        Photography                                                        1.8%
        Publishing                                                         2.0%
        Retail Trade                                                       3.4%
        Steel                                                              1.3%
        Telecommunication Services                                         2.6%
        Telephone                                                          3.4%
        Toys, Amusements, Sporting Goods                                   1.5%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of

FTI FUNDS:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FTI Small Capitalization Equity Fund, FTI International Equity Fund, FTI International Bond Fund, and FTI Global Bond Fund (portfolios of FTI Funds) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods then ended, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FTI Small Capitalization Equity Fund, FTI International Equity Fund, FTI International Bond Fund, and FTI Global Bond Fund of FTI Funds at November 30, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 26, 1998

TRUSTEES                                        OFFICERS
---------------------------------------------------------------------------------------------
Peter A. Aron                                   Edward C. Gonzales
Nancy L. Close                                  Chairman, President and Treasurer
James C. Goodfellow                             C. Christine Thomson
Edward C. Gonzales                              Vice President and Assistant Treasurer
Burton J. Greenwald                             Jay S. Neuman
                                                Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.





A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI Small Capitalization Equity Fund (the "Fund") is represented by a solid line. The Russell 2000 Index is represented by a dotted line and the Russell 2000 Growth Index is represented by a broken line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the Russell 2000 Index, and the Russell 2000 Growth Index. The "x" axis reflects computation periods from 12/22/95 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Russell 200 Index and the Russell 2000 Growth Index. The ending values were $14,370, $14,192, and $12,857, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 11/30/97, and from the start of performance of the Fund (12/22/95) to 11/30/97. The total returns were 18.96% and 20.52%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI International Equity Fund (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI EAFE") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the MSCI EAFE. The "x" axis reflects computation periods from 12/22/95 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the MSCI EAFE. The ending values were $12,436 and $10,535, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 11/30/97, and from the start of performance of the Fund (12/22/95) to 11/30/97. The total returns were 13.01% and 11.88%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI International Bond Fund (the "Fund") is represented by a solid line. The Salomon Brothers Non-U.S. Dollar World Government Bond Index ("SBNUSDWGBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the SBNUSDWGBI. The "x" axis reflects computation periods from 12/22/95 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the SBNUSDWGBI. The ending values were $9,812 and $10,096, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 11/30/97, and from the start of performance of the Fund (12/22/95) to 11/30/97. The total returns were (5.43%) and (0.98%), respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The FTI Global Bond Fund (the "Fund") is represented by a solid line. The Salomon Brothers World Government Bond Index ("SBWGBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the SBWGBI. The "x" axis reflects computation periods from 12/22/95 to 11/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the SBWGBI. The ending values were $10,458 and $10,475, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 11/30/97, and from the start of performance of the Fund (12/22/95) to 11/30/97. The total returns were (0.42%) and 2.33%, respectively.